EXHIBIT 10.3

UNDERTAKING AGREEMENT

     This UNDERTAKING AGREEMENT (“Agreement”) is made as of November 14, 2004, between Perrigo Company, a Michigan corporation (“Buyer”), Agis Industries (1983) Ltd., an Israeli public company (the “Company”) and the undersigned shareholder (“Shareholder”) of the Company.

RECITALS:

     WHEREAS, concurrently with the execution and delivery of this Agreement, Buyer, Perrigo Israel Opportunities Ltd., a private Israeli company and wholly owned subsidiary of Buyer (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger of even date herewith (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company, and the Company will become a wholly owned subsidiary of Buyer (the “Merger”);

     WHEREAS, as of the date hereof, Shareholder is the Beneficial Owner (as defined below) of the Subject Shares (as defined below);

     WHEREAS, the Board of Directors of the Company has: (x) determined that the Merger and the Merger Agreement are fair to, and in the best interests of, the Company and its shareholders, (y) approved the Merger and the Merger Agreement; and (z) determined to recommend to the shareholders of the Company to approve the Merger and the Merger Agreement;

     WHEREAS, it is a condition to the willingness of Buyer and the Company to enter into the Merger Agreement and to consummate the Merger that the Shareholder undertake the obligations set forth in this Agreement;

     WHEREAS, in order to induce Buyer and Merger Sub to enter into the Merger Agreement, Shareholder has agreed to enter into this Agreement; and

     WHEREAS, it is a condition to the willingness of Shareholder to enter into this Agreement that Buyer enters into the Merger Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and of the covenants and agreements set forth herein and intending to be legally bound hereby, the parties agree as follows:

1.           Definitions.

     (a)      Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Merger Agreement.

     (b)      “Beneficially Own” or “Beneficial Owner” with respect to any securities means having “beneficial ownership” as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

     (c)      “Company Capital Stock” means shares of common stock, par value 1.00 New Israeli Shekel per share, of the Company.

     (d)      “Company Options and Other Rights” means options, warrants and other rights to acquire, directly or indirectly, shares of Company Capital Stock.

     (e)      “Expiration Date” means the earlier to occur of (i) the Effective Time, (ii) the date on which the Merger Agreement is terminated pursuant to its terms or (iii) the mutual agreement of Buyer and Shareholder to terminate this Agreement.

     (f)      “Subject Shares” means (i) all shares of Company Capital Stock Beneficially Owned by Shareholder as of the date of this Agreement; and (ii) all additional shares of Company Capital Stock of which Shareholder acquires Beneficial Ownership during the period from the date of this Agreement through the Expiration Date.

2.           Voting.

     (a)      Shareholder hereby agrees that, prior to the Expiration Date, at any meeting of the shareholders of the Company, however called, and in any written action by consent of shareholders of the Company Shareholder shall cause to be counted as present thereat for purposes of establishing a quorum and shall vote, or cause to be voted, any and all Subject Shares Beneficially Owned by Shareholder as of the record date of such meeting or written consent:

               (i)      in favor of the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing;

               (ii)      against any action or agreement that would reasonably be expected to result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

               (iii)      against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any subsidiary of the Company other than, in the case of the Company, with any subsidiary of the Company and in the case of any subsidiary of the Company, with the Company or any subsidiary of the Company; (B) any sale, lease, sublease, license, sublicense or transfer of a material portion of the rights or other assets of the Company or any subsidiary of the Company other than, in the case of the Company, to any subsidiary of the Company and in the case of any subsidiary of the Company, to the Company or any subsidiary of the Company; (C) any reorganization, recapitalization, dissolution or liquidation of the Company or any subsidiary of the Company; (D) any change in the individuals who serve as members of the board of directors of the Company if such action would reasonably be expected to materially impair or delay the ability of the Company to consummate the Merger; (E) any amendment to the Company’s Memorandum of Association or Articles of Incorporation if such action would reasonably be expected to materially impair or delay the ability of the Company to consummate the Merger; (F) any material change in the capitalization of the Company or the Company’s corporate structure; and (G) any other action which is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement.

     (b)      Prior to the Expiration Date, Shareholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with clause “(i),” clause “(ii)” or clause “(iii)” of Section 2(a).

     (c)      Shareholder hereby waives and agrees not to exercise any applicable “appraisal rights” or similar rights, to the extent such rights exist, under the Israel Companies Law with respect to the Subject Shares in connection with the Merger and the Merger Agreement.

3.           Grant of Proxy; Appointment of Proxy.

     (a)      In furtherance of the transactions contemplated hereby and by the Merger Agreement, and in order to secure the performance by Shareholder of Shareholder’s duties under this Agreement, Shareholder, concurrently with the execution of this Agreement, shall execute, in accordance with the provisions of applicable Israeli law, and deliver to Buyer an irrevocable proxy, substantially in the form of Annex A hereto unless a different form is specified in the Company’s Articles of Association (in which case the proxy shall meet the requirements of the Company’s Articles of Association) (the “Proxy”).

     (b)      Shareholder understands and acknowledges that Buyer is entering into the Merger Agreement in reliance upon such Proxy. Shareholder hereby affirms that the Proxy set forth in this Section 3 is given to secure the performance of the duties of Shareholder under this Agreement. Shareholder hereby affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof.

     (c)      Shareholder hereby revokes any and all prior proxies or powers of attorney given by Shareholder with respect to the voting of the Subject Shares in respect of any of the matters set forth in Section 2(a) and agrees not to grant any subsequent proxies or powers of attorney with respect to the voting of the Subject Shares in respect of any of the matters set forth in Section 2(a) until the Expiration Date.

     (d)      Shareholder shall, at Buyer’s own expense, perform such further acts and execute such further proxies and other documents and instruments as may reasonably be required to vest in Buyer the power to carry out and give effect to the provisions of this Agreement.

4.           Covenants of Shareholder. Shareholder covenants and agrees for the benefit of Buyer that, until the Expiration Date, Shareholder will not:

     (a)      other than pursuant to the Lock-Up Agreement, sell, transfer, pledge, hypothecate, encumber, assign, tender or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, hypothecation, encumbrance, assignment, tender or other disposition of, any Subject Shares or any interest therein; provided, however, that Shareholder may sell, transfer, pledge, hypothecate, encumber, assign, tender or otherwise dispose of any Subject Shares to a family member or trust or other entity for estate or tax planning purposes, provided, that any such sale transfer, pledge, hypothecation, encumbrance, assignment, tender or other disposition shall be conditioned on each such transferee signing and delivering an Undertaking Agreement and Proxy in substantially the form of this Agreement and the Proxy attached hereto;

     (b)      other than the Proxy or pursuant to the Lock-Up Agreement, grant any powers of attorney or proxies or consents in respect of any of the Subject Shares, deposit any of such Subject Shares into a voting trust, or enter into a voting agreement with respect to any of such Subject Shares; or

     (c)      take any other action with respect to the Subject Shares that would in any way restrict, limit or interfere with the performance of Shareholder’s obligations hereunder or the transactions contemplated hereby and by the Merger Agreement.

5.           Representations and Warranties of Shareholder. Shareholder represents and warrants to Buyer as follows:

     (a)      As of the date of this Agreement

               (i)      Shareholder is the Beneficial Owner (free and clear of any encumbrances or restrictions) of the outstanding shares of Company Capital Stock set forth under the heading “Shares of Company Capital Stock Beneficially Owned”, on the signature page hereof, which shares are registered in Shareholder’s name in the Company’s books and records.

               (ii)      Shareholder does not directly or indirectly Beneficially Own any Company Options and Other Rights; and

               (iii)      Shareholder does not directly or indirectly Beneficially Own any shares of Company Capital Stock or other securities of the Company, other than the shares of Company Capital Stock set forth on the signature page hereof.

     (b)      Shareholder has the legal capacity, power and authority to enter into and perform all of Shareholder’s obligations under this Agreement and the Proxy. This Agreement has been duly executed and delivered by Shareholder and, upon its execution and delivery by Buyer, will constitute a legal, valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors rights generally, and the availability of injunctive relief and other equitable remedies.

     (c)      The execution, delivery and performance by Shareholder of this Agreement will not (i) conflict with, require a consent, waiver or approval under, or result in a breach of or default under, any of the terms of any contract, commitment or other obligation to which Shareholder is a party or by which any of Shareholder’s assets may be bound, or (ii) violate any order, writ injunction, decree, judgment, order, statute, rule or regulation applicable to Shareholder or any of its assets.

     (d)      No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by Shareholder and the consummation by Shareholder of the transactions contemplated hereby.

6.           Adjustments; Additional Shares. In the event (a) of any stock dividend, stock split, merger, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company on, of or affecting the Subject Shares or (b) that Shareholder shall become the Beneficial Owner of any additional shares of Company Capital Stock or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 2(a), then the terms of this Agreement shall apply to the shares of Company Capital Stock or other instruments or documents held by Shareholder immediately following the effectiveness of the events described in clause (a) or Shareholder becoming the Beneficial Owner thereof as described in clause (b), as though, in either case, they were Subject Shares hereunder.

7.           Amendments and Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. To the maximum extent permitted by law, (a) no waiver that may be given by a party shall be applicable except in the specific instance for which it was given and (b) no notice to or demand on one party shall be deemed to be a waiver of any obligation of such party or the right of the party giving such notice or demand to take further action without notice or demand.

8.           Assignment. This Agreement may not be assigned by either party hereto without the prior written consent of the other party. Subject to the foregoing, all of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective executors, heirs, personal representatives, successors and assigns.

9.           Entire Agreement. This Agreement and the documents, instruments and other agreements specifically referred to herein or delivered pursuant hereto, including, without limitation, the Lock-Up Agreement and the Proxy, set forth the entire understanding of the parties with respect to the subject matter hereof. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement.

10.           Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given (a) on the date established by the sender as having been delivered personally; (b) on the date delivered by a private courier as established by the sender by evidence obtained from the courier; (c) on the date sent by facsimile, with confirmation of transmission, if sent during normal business hours of the recipient, if not, then on the next business day; or (d) on the fifth day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications, to be valid, must be addressed as follows:

If to Buyer, to:

Perrigo Company
515 Eastern Avenue
Allegan, MI 49010
Attention: Chief Executive Officer
Telecopier: 269-673-7535

and

Perrigo Company
515 Eastern Avenue
Allegan, MI 49010
Attention: Vice President and General Counsel
Telecopier: 269-673-1386

with a copy to:

Morgan, Lewis & Bockius LLP
502 Carnegie Center
Princeton, NJ 08540
Attention:. Randall B. Sunberg, Esq.
Telecopier: 609-919-6639

and

Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, NY 10178
Attention: Robert G. Robison, Esq.
Telecopier: 212-309-6001

If to Shareholder:

Moshe Arkin
29 Lehi Street
Bnei-Brak 51200
Israel
Telecopier: 972-3-577-3500

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Attn: David Fox, Esq.
Thomas W. Greenberg, Esq.
Telecopier: 212-735-2000

and

Rosenberg, Hacohen, Goddard & Ephrat
24 Raoul Wallenberg Street
Tel-Aviv 69719
Israel
Attn: Dan Hacohen, Adv.
Telecopier: 972-3-766-6567

or to such other address or to the attention of such Person or Persons as the recipient party has specified by prior written notice to the sending party (or in the case of counsel, to such other readily ascertainable business address as such counsel may hereafter maintain). If more than one method for sending notice as set forth above is used, the earliest notice date established as set forth above shall control.

11.           Captions. All captions contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

12.           Counterparts. This Agreement may be executed in counterparts, and either party may execute such counterpart, both of which when executed and delivered shall be deemed to be an original and which counterparts taken together shall constitute but one and the same instrument.

13.           Severability; Enforcement. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.           Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction without the necessity of demonstrating damages or posting a bond, this being in addition to any other remedy to which they are entitled at law or in equity.

15.           Consent to Jurisdiction. Each party irrevocably submits to the exclusive jurisdiction of any court of competent jurisdiction in the State of New York for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each party agrees to commence any such action, suit or proceeding in any court of competent jurisdiction in the State of New York. Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth above shall be effective service of process for any action, suit or proceeding in a court of competent jurisdiction in the State of New York with respect to any matters to which it has submitted to jurisdiction in this Section 15. Each party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in a court of competent jurisdiction in the State of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

16.           Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of laws rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

17.           Actions in Other Capacities. Nothing in this Agreement shall (i) limit, restrict or otherwise affect any actions taken by Shareholder in his capacity as an officer or member of the board of directors of the Company or any of its subsidiaries or (ii) modify the Company’s rights under the Merger Agreement.

[Signature Page to Follow]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

PERRIGO COMPANY
By:	/s/ David T. Gibbons
	Name:	David T. Gibbons
	Title:	Chairman, President and Chief Executive Officer

AGIS INDUSTRIES (1983) LTD.
By:	/s/ Moshe Arkin
	Name:	Moshe Arkin
	Title:	President and Chairman

SHAREHOLDER
/s/ Moshe Arkin
(Signature)

/s/ Moshe Arkin
Print Name

Number and class of shares of Capital Stock: 12,510,414 Common Shares

[Signature Page to Undertaking Agreement]

ANNEX A

IRREVOCABLE PROXY

     Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Undertaking Agreement, dated as of November 14, 2004, between Perrigo Company, a Michigan corporation, Agis Industries (1983) Ltd., an Israeli public company (the “Company”), and the undersigned Shareholder of the Company (the “Undertaking Agreement”). A copy of the Undertaking Agreement is attached hereto and is incorporated by reference herein.

     This Proxy is given to secure the performance of the duties of the undersigned Shareholder pursuant to the Undertaking Agreement and is granted in consideration of Buyer negotiating and entering into the Merger Agreement.

     The undersigned Shareholder hereby irrevocably appoints Douglas R. Schrank and Todd W. Kingma, and each of them individually, the sole and exclusive attorneys, agents and proxies, with full power of substitution in each of them, for the undersigned Shareholder and in the name, place and stead of the undersigned Shareholder, to vote or, if applicable, to give written consent, with respect to, all Subject Shares Beneficially Owned by the undersigned Shareholder and which the undersigned Shareholder is or may be entitled to vote at any meeting of the Company held after the date hereof, whether annual or special and whether or not an adjourned meeting, or, if applicable, to give written consent with respect thereto, in accordance with the provisions of Section 2(a) of the Undertaking Agreement as follows:

          (i) in favor of the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing;

          (ii) against any action or agreement that would reasonably be expected to result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

          (iii) against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any subsidiary of the Company other than, in the case of the Company, with any subsidiary of the Company and in the case of any subsidiary of the Company, with the Company or any subsidiary of the Company; (B) any sale, lease, sublease, license, sublicense or transfer of a material portion of the rights or other assets of the Company or any subsidiary of the Company other than, in the case of the Company, to any subsidiary of the Company and in the case of any subsidiary of the Company, to the Company or any subsidiary of the Company; (C) any reorganization, recapitalization, dissolution or liquidation of the Company or any subsidiary of the Company; (D) any change in the individuals who serve as members of the board of directors of the Company if such action would reasonably be expected to materially impair or delay the ability of the Company to consummate the Merger; (E) any amendment to the Company’s certificate of incorporation or bylaws if such action would reasonably be expected to materially impair or delay the ability of the Company to consummate the Merger; (F) any material change in the capitalization of the Company or the Company’s corporate structure; and (G) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or the Undertaking Agreement.

     This Proxy is coupled with an interest, shall be irrevocable to the fullest extent permitted by law and shall be binding on any successor in interest of the undersigned Shareholder. This Proxy shall not be terminated by operation of law upon the occurrence of any event, including, without limitation, the death or incapacity of the undersigned Shareholder.

     This Proxy shall operate to revoke any prior proxy as to the Subject Shares heretofore granted by the undersigned Shareholder with respect to the subject matter of the Undertaking Agreement and the Merger Agreement.

     This Proxy shall terminate on the Expiration Date.

[Signature Page to Follow]

SIGNATURE TO IRREVOCABLE PROXY

SHAREHOLDER

(Signature)

Moshe Arkin
Print Name
Date: November 14, 2004

The undersigned, Douglas R. Schrank, irrevocably accepts this Proxy and agrees to act in accordance with its terms.

(Signature)

Douglas R. Schrank
Print Name
Date: November 14, 2004

The undersigned, Todd W. Kingma, irrevocably accepts this Proxy and agrees to act in accordance with its terms.

(Signature)

Todd W. Kingma
Print Name
Date: November 14, 2004

[Signature Page to Proxy—Moshe Arkin]